Exhibit 24.01

                            POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 21st day of December, 1995.



                                   /s/ C. Michael Armstrong
                                   ---------------------------
                                        C. Micahel Armstrong

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 22nd day of December 1995.


                                   /s/ Kenneth J. Bialkin
                                   ---------------------------
                                        Kenneth J. Bialkin

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 6th day of February, 1996



                                   /s/ Edward H. Budd
                                   ---------------------------
                                        Edward H. Budd

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 21st day of December, 1995.


                                   /s/ Joseph A. Califano, Jr.
                                   ---------------------------
                                        Joseph A. Califano, Jr.

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 22nd day of December, 1995.


                                   /s/ Douglas D Danforth
                                   ---------------------------
                                        Douglas D. Danforth

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 22nd day of December, 1995.



                                   /s/ Robert F. Daniell
                                   ---------------------------
                                        Robert F. Daniell

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of December, 1995.



                                   /s/ Leslie B. Disharoon
                                   ---------------------------
                                        Leslie B. Disharoon

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of December, 1995.



                                   /s/ Gerald R. Ford
                                   ---------------------------
                                       Gerald R. Ford

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 6th day of February, 1996.



                                   /s/ Ann Dibble Jordan
                                   ---------------------------
                                        Ann Dibble Jordan

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 6th day of February, 1996.



                                   /s/ Robert I. Lipp
                                   ---------------------------
                                        Robert I. Lipp

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 6th day of February, 1996.



                                   /s/ Andrall E. Pearson
                                   ---------------------------
                                        Andrall E. Pearson

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 22nd day of December, 1995.



                                   /s/ Frank J. Tasco
                                   ---------------------------
                                        Frank J. Tasco

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 21st day of December, 1995.



                                   /s/ Linda J. Wachner
                                   ---------------------------
                                        Linda J. Wachner

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 21st day of December, 1995.



                                   /s/ Joseph R. Wright, Jr.
                                   ---------------------------
                                        Joseph R. Wright, Jr.

                             POWER OF ATTORNEY

                                 (FORM S-4)


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company (the "Securities") to be offered by the Company in exchange for certain outstanding debt securities of the Company, including pursuant to a delayed or continuous offering under Rule 415 of said Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, Registration Statements on Form S-4 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statements or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, of any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 6th day of February, 1996.



                                   /s/ Arthur Zankel
                                   ---------------------------
                                        Arthur Zankel